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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

             Current Report Filed Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                 Date of Report
              (Date of earliest event reported): November 20, 1996


                          ENERGY BIOSYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)


       Delaware                     0-21130               04-3078857
(State or other jurisdiction of  (Commission File      (I.R.S. Employer
incorporation or organization)       Number)          Identification No.)


                           4200 Research Forest Drive
                           The Woodlands, Texas 77381
                              (Address of principal
                                executive offices
                                  and zip code)
                                                    (281) 364-6100
                         (Registrant's telephone number,
                              including area code)

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ITEM 5. OTHER EVENTS

         On November 20, 1996, Energy BioSystems Corporation issued a press release which announced the commencement of the private offering of up to 600,000 shares of Series B Convertible Preferred Stock. The press release is filed as an exhibit to this Current Report on Form 8-K pursuant to Rule 135c under the Securities Act of 1933, as amended.

ITEM 7.  EXHIBITS

         Exhibit 99.1      -- Press Release


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ENERGY BIOSYSTEMS CORPORATION

Date: November 25, 1996

                                         By:/s/   Paul G. Brown, III
                                                  Paul G. Brown, III
                                                  Vice President, Finance and
                                                    Administration




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